SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 14, 1998

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

               Nevada                   0-10421                74-2170858
   (State or other jurisdiction of    (Commission            (IRS Employer
        incorporation)                File Number)          Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets

        The press release issued by the Registrant, dated January 5, 1998, a copy of which is included with this Form 8-K as Exhibit 99, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)Included herewith are the following financial statements reflecting the acquisition of Sixty State Street and Corporate 500 Centre (the "Properties").

Sixty State Street

Report of Arthur Andersen  L.L.P.,  Independent
Accountants, dated January 7, 1998                                           F-1

Statement of Revenue and Certain  Expenses for the year ended
December 31, 1996 and for the nine months ended September 30, 1997           F-2

Notes to Statement of Revenue and Certain Expenses for the year
ended December 31, 1996                                                      F-3

Corporate 500 Centre

Report of Grant Thornton L.L.P., Independent Accountants,
dated January 8, 1998                                                        F-5

Combined  Statement of Revenues and Certain Expenses for the year ended
December31, 1996 and for the nine months ended September 30, 1997            F-6

Notes to Combined Statement of Revenues and Certain Expenses for the year
ended December 31, 1996                                                      F-7

     (c) Exhibits
         Exhibit 99 - Press release, dated January 5, 1998.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


        MANAGEMENT ASSESSMENT

        Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also conducts engineering and environmental studies. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisitions other than those discussed above.

        ESTIMATES OF TAXABLE OPERATING INCOME AND
        FUNDS GENERATED FROM OPERATIONS

        No income taxes have been provided because Cornerstone Properties Inc. is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, Cornerstone does not pay Federal income tax whenever income distributed to stockholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

        The following presents an estimate of cash generated from operations from the Properties for the year ended December 31, 1996 based on the Statements of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

                                           Cash Generated From Operations
                                           For the year ended December 31, 1996

                       Revenue in excess of
                       certain operating expenses         $25,828,000
                       Straight line rent adjustment         (41,000)
                                                          -----------
                       Total                              $25,787,000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         CORNERSTONE PROPERTIES
             (Registrant)

By: /s/ John S. Moody
        John S. Moody, President and Chief Executive Officer
        Date: January 14, 1998


By: /s/ Thomas P. Loftus
        Thomas P. Loftus, Vice President and Controller
        (Principal Accounting Officer)
        Date: January 14, 1998


By: /s/ Kevin P. Mahoney
        Kevin P. Mahoney, Vice President and Treasurer
        (Principal Financial Officer)
        Date: January 14, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Partners of the
60 State Street Associates Limited Partnership:


We have audited the accompanying Statement of Revenue and Certain Expenses of 60 State Street Associates Limited Partnership (the Partnership) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K to be filed by Cornerstone Properties Inc. as described in Note 2 and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Partnership as described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                      /s/ Arthur Andersen L.L.P.


Boston, Massachusetts
January 7, 1998


                 60 STATE STREET ASSOCIATES LIMITED PARTNERSHIP

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                                     Year Ended       Nine Months
                                                                     December 31,1996    Ended
                                                                                      September 30,
                                                                                          1997
                                                                                      (Unaudited)
REVENUES:
  Rental                                                              $ 17,518,000  $ 13,090,000
  Escalation                                                             5,636,000     4,254,000
  Parking                                                                  885,000       854,000
  Tenant Service                                                           894,000       613,000
  Interest                                                                 980,000       810,000
  Other                                                                     25,000         1,000
                                                                      ------------  ------------

        Total revenues                                                  25,938,000    19,622,000
                                                                      ------------  ------------

EXPENSES:
  Escalatable Operating Expenses                                         5,664,000     3,985,000
  Real Estate Taxes                                                      4,532,000     3,416,000
  Non-Escalatable Expenses                                                 366,000       103,000
  Tenant Service                                                         1,084,000       782,000
  Ground Rent                                                              399,000       299,000
                                                                      ------------  ------------

        Total expenses                                                  12,045,000     8,585,000
                                                                      ------------  ------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                                 $ 13,893,000  $ 11,037,000
                                                                      ============  ============

                 60 STATE STREET ASSOCIATES LIMITED PARTNERSHIP
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 1996




(1)    BUSINESS

        The accompanying Statement of Revenue and Certain Expenses relates to the operations of 60 State Street Associates Limited Partnership (the Partnership). The Partnership owns a commercial building totaling approximately 823,000 rentable square feet located in Boston, Massachusetts.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation

      The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K to be filed by Cornerstone Properties Inc. in connection with a mortgage to be placed on the property owned by the Partnership. The statement is not representative of the actual operations of the Partnership for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred in future operations of the Partnership, have been excluded.

      Revenue and Expense Recognition

      Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

      Use of Estimates

      The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                 60 STATE STREET ASSOCIATES LIMITED PARTNERSHIP
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 1996

                                   (Continued)


(3)    RENTALS

      The Partnership has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

(4)                          FUTURE MINIMUM RENTAL RECEIPTS

      Future minimum rental receipts due on noncancelable operating leases for the Partnership as of December 31, 1996 were as follows:

       1997             $   17,016,000
       1998                 16,707,000
       1999                 15,942,000
       2000                 15,982,000
       2001                 16,053,000
       Thereafter          117,053,000
                           -----------
                        $  198,753,000


      The above amounts do not include additional rental receipts that will become due as a result of the expense pass-through and escalation provisions in the leases. The Partnership is subject to the usual business risks associated with the collection of the above scheduled rents.

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Cornerstone Properties Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the following properties expected to be acquired by Cornerstone Properties Inc: Corporate 500 Centre, Phase I and II, for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses of the properties expected to be acquired by Cornerstone Properties Inc. was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cornerstone Properties Inc. and excludes material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the following properties to be acquired by Cornerstone Properties
Inc: Corporate 500 Centre, Phase I and II, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                   /s/ GRANT THORNTON LLP

Chicago, Illinois
January 8, 1998




Corporate 500 Centre Phase I and II
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year ended December 31, 1996 Nine months ended September 30, 1997 (unaudited)

---------------------------------------------------------------------------------------------

                                                               For the year      For the nine
                                                                  ended          months ended
                                                               December 31,      September 30,
                                                                   1996              1997
                                                                (audited)         (unaudited)
                                                              ---------------   ----------------
Revenue
   Rental income...........................................     $12,325,979      $  9,240,538

   Other income............................................       5,638,411         3,759,204
                                                                -----------       -----------

                                                                 17,964,390        12,999,742
Certain expenses
   Property operating and maintenance......................       3,741,393         2,520,293
   Real estate taxes and insurance.........................       1,541,353         1,185,399
   Management fees.........................................         746,547           541,800
                                                              -------------      ------------

                                                                  6,029,293         4,247,492

REVENUES IN EXCESS OF CERTAIN EXPENSES.....................     $11,935,097      $  8,752,250
                                                                 ==========       ===========






  The accompanying notes are an integral part of this financial statement.

Corporate 500 Centre Phase I and II
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES Year ended December 31, 1996 Nine months ended September 30, 1997 (unaudited)

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statement is not representative of the actual operations of the Corporate 500 Centre, Phase I and II partnership for the period presented as certain expenses which may not be comparable to the expenses to be incurred by Cornerstone Properties Inc. in the proposed future operations of the property have been excluded. Expenses excluded consist of interest, depreciation and amortization of property and deferred leasing costs, and buyout fees not directly related to the future operations of the property. After reasonable inquiry, the partnership is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

Rental income attributable to leases is recorded generally on a straight-line basis.

The partnership pays fees to an affiliated management company for the management of the properties' operations. The management fee is based on 4% of gross revenues, as defined, with a minimum fee of $10,000 per month. Gross revenues, for this purpose, include the monthly base rent stipulated in the lease agreements, whether or not abated, plus all billings for estimated property expenses.

The same affiliated company also employs a property manager, maintenance personnel and an administrative assistant, which are provided to the partnership for the day to day operations of the property. These personnel are provided at the actual cost incurred by the affiliated company.


--------------------------------------------------------------------------------

NOTE 2 - DESCRIPTION OF PROPERTIES

The following list of properties is included in the combined statement of revenues and certain expenses:

            Property Name
---------------------------------------

Corporate 500 Centre - Phase I

Corporate 500 Centre - Phase II